SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
              Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 3, 1999

                                 PATHNET, INC.
                                 -------------
             (Exact name of registrant as specified in its charter)


            Delaware                   333-52247           52-1941838
            --------                   ---------           ----------
  (State or other jurisdiction     (Commission File       (IRS Employer
         of incorporation)               Number)       Identification Number)

                               1015 31st Street NW
                              Washington, DC 20007
                              --------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (202) 625-7284


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Item 5. Other  Events

     On February 3, 1999, the Registrant issued two press releases. The first announcing the Company's expansion of its integrated network strategy to incorporate fiber in response to growing demand on selected routes (attached hereto as Exhibit 99.1) and the Company's selection of Lucent Technologies to be the exclusive supplier of fiber-optic cable for its nationwide, voice and data network (attached hereto as Exhibit 99.2).

     The foregoing information does not purport to be complete and is qualified in its entirety by reference to the Exhibits to this Report.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

    (c)      Exhibits:

             Exhibit  99.1    Registrant's  Press  Release  dated  February   3,
                              1999, announcing the Company's expansion of its integrated network strategy.

             Exhibit 99.2 Registrant's Press Release dated February 3, 1999, announcing the Company's selection of Lucent Technologies to be its exclusive supplier of fiber-optic cable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                  PATHNET, INC.


Dated: February 3, 1999                By:/s/ William R. Smedberg, V
                                       -----------------------------
                                       Name:  William R. Smedberg, V
                                       Title: Vice President,
                                               Finance and Corporate Development

                                  EXHIBIT INDEX

                                  PATHNET, INC.

                           Current Report on Form 8-K


Exhibit No.         Description

Exhibit 99.1        Registrant's   Press   Release   dated   February  3,  1999,
                    announcing the Company's expansion of its integrated network strategy.

Exhibit 99.2        Registrant's   Press   Release   dated   February  3,  1999,
                    announcing the Company's selection of Lucent Technologies to be its exclusive supplier of fiber-optic cable.